EXECUTION COPY


                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of November 30, 2004, by and among Valence Technology, Inc., a Delaware corporation, with headquarters located at 6504 Bridge Point Parkway, Suite 415, Austin, Texas 78730 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively the "BUYERS").

     A. The Company and each Buyer desire to enter into this transaction to purchase the securities set forth herein pursuant to a currently effective shelf registration statement on Form S-3, which has at least $7,500,000 in unallocated securities registered thereunder (Registration Number 333-67942) (the "REGISTRATION STATEMENT"), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the "1933 ACT"), by the United States Securities and Exchange Commission (the "SEC").

     B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of common stock, par value $.001 per share, of the Company (the "COMMON STOCK"), set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 2,475,248 shares of Common Stock and shall collectively be referred to herein as the "PURCHASED SHARES").

     NOW, THEREFORE, the Company and Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF COMMON SHARES.

          (a)  PURCHASE OF COMMON SHARES.

               (i) COMMON SHARES. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to Buyer, and Buyer agrees to purchase from the Company on the Closing Date (as defined below), the Common Shares (the "CLOSING").

               (ii) CLOSING. The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

               (iii) PURCHASE PRICE. The purchase price (the "PURCHASE PRICE")
                    of the Common Shares to be purchased by Buyer at the Closing shall be equal to $3.03 per Common Share or $7,500,000 in the aggregate.

          (b) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 1:00 p.m., New York Time, on December 1, 2004 after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later time or date as is mutually agreed to by the Company and Buyer). As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.


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          (c)  FORM OF PAYMENT. On the Closing Date, (i) Buyer shall pay the
               Purchase Price to the Company for the Common Shares to be issued and sold to Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall cause the Company's transfer agent (the "TRANSFER AGENT") through the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, to credit such aggregate number of Purchased Shares that such Buyer is purchasing as is set forth opposite such Buyer's name in column (4) of the Schedule of Buyers to such Buyer's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system as specified by such Buyer.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

     Buyer represents and warrants with respect that:

          (a) INFORMATION. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained herein. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          (b) NO GOVERNMENTAL REVIEW. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (c) AUTHORIZATION; VALIDITY; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (d) ORGANIZATION. Buyer is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, and has the requisite power and authorization to execute and deliver this Agreement and to consummate the transaction contemplated hereby.

          (e) NO CONFLICTS. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not (i) result in a violation of the constituent documents of Buyer or (ii) conflict with, or constitute a



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               default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Buyer or by which any property or asset of Buyer is bound or affected, except in the case of clauses (ii) and (iii), for such breaches or defaults as would not be reasonably expected to have a material adverse effect on Buyer's ability to consummate the transactions contemplated hereby.

          (f) NO SHORT SALES. During the one (1) month period prior to the date hereof, Buyer has not engaged in short sales of the Common Stock in amounts that exceed the sum of the number of shares of Common Stock held by Buyer and its affiliates and the number of shares of Common Stock issuable pursuant to the exercise or conversion of any other security (without regard to limitations on exercise or conversion contained therein, if any) held by Buyer and its affiliates.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to Buyers that:

          (a) ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns at least 10% of the capital stock or holds a comparable equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are organized, and have the requisite corporate or other power and authorization to own their properties and to carry on their business as now being conducted. Other than Valence Technology (Nevada), Inc., a wholly-owned Subsidiary, the Company does not have any domestic "Significant Subsidiaries" as defined in Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"). Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Agreement. The Company has no Subsidiaries except (i) as set forth on Schedule 21.1 of the Company's Annual Report on Form 10-K for the year ended March 31, 2004 filed with the SEC on June 18, 2004 (the "PRIOR 10K") and (ii) Valence Technology Suzhou, Ltd. and Valence Energy-Tech (Suzhou), Ltd., both of which are Chinese limited liability corporations that were formed following the date of the Prior 10K.

          (b) AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the


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               transactions contemplated hereby, including, without limitation, the issuance of the Common Shares have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (c) ISSUANCE OF SECURITIES. The Common Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. The "Plan of Distribution" section under the Registration Statement permits the issuance and sale of the Purchased Shares hereunder. Upon receipt of the Securities, the Buyers will have good and marketable title to such Purchased Shares and the Purchased Shares will be freely tradable on The Nasdaq SmallCap Market (the "PRINCIPAL MARKET"). The Purchased Shares constitute less than 10% of the issued and outstanding shares of Common Stock of the Company.

          (d) NO CONFLICTS. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or bylaws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

          (e) CONSENTS. All consents, authorizations, orders, filings and registrations which the Company is required as of the Closing Date to obtain to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with its terms have been obtained or effected on or prior to the Closing Date. The Company and its Subsidiaries are unaware of any facts or circumstances which might reasonably be expected to prevent the Company from obtaining or effecting any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

          (f) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Agreement and the transactions contemplated hereby, and any advice given by Buyer or any of its representatives or agents in



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               connection with the Agreement and the transactions contemplated hereby is merely incidental to Buyer's purchase of the Securities. The Company further represents to Buyer that the Company's decision to enter into the Agreement has been based solely on (i) the independent evaluation by the Company and its representatives and (ii) Buyer's representations, warranties, covenants and other terms contained in the Agreement.

          (g) PLACEMENT AGENT'S FEES. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged A.G. Edwards & Sons, Inc. as placement agent (the "Agent") in connection with the sale of the Common Shares. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Common Shares.

          (h) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

          (i) APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (as defined in Section 3(p) or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

          (j) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof, or in connection with the Closing subsequent to the date hereof, filed prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to Buyer or its representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none



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               of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
               (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Buyer which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          (k) ABSENCE OF CERTAIN CHANGES. Since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries; provided, that any adjustments to the carrying value of the Company's tangible or intangible assets on its balance sheets (resulting from its periodic review in connection with its annual audit) relating to the potential transition by the Company to alternative battery constructions shall not be deemed to constitute a breach of this Section 3(1). Since December 31, 2003, the Company has not (i) declared or paid any dividends (other than on its Series C Preferred Stock, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or as disclosed in the SEC Documents or (iii) had capital expenditures, individually or in the aggregate, in excess of $1,500,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(1), "INSOLVENT" means (i) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (ii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or
               (iii) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

          (l) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the


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               SEC relating to an issuance and sale by the Company of its Common
               Stock and which has not been publicly announced.

          (m) CONDUCT OF BUSINESS; REGULATORY PERMITS. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively (except, with respect to the Subsidiaries, for violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the material rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since December 31, 2002 (i) the Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and
               (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (n) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (o) TRANSACTIONS WITH AFFILIATES. Except as disclosed on the Prior 10K, the Company's Schedule 14A filed with the SEC on September 30, 2004, and any of the Company's Quarterly Reports on Form 10Q or Periodic Reports filed in Form 8-K filed with the SEC since the Prior 10K was filed and other than the grant of stock options pursuant to compensation or similar arrangements with officers, directors or employees, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services



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               to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

          (p) EQUITY CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (x) 200,000,000 shares of Common Stock, of which as of the date hereof, 80,969,808 are issued and outstanding (none of which are treasury shares), 10,246,425 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 1,889,315 shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 10,000,000 shares of preferred stock, of which 1,000 are designated as Series C Preferred Stock, of which as of the Closing Date, none will be issued and outstanding; of which 431 are designated as Series C1 Preferred Stock, of which as of the Closing Date, 431 shares will be issued and outstanding; and of which 430 are designated Series C2 Preferred Stock, of which as of the Closing Date, 430 shares will be outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed on the Prior 10K, the Company's Schedule 14A filed with the SEC on September 30, 2004, or any of the Company's Quarterly Reports on Form 10Q or Periodic Reports on Form 8-K filed with the SEC since the Prior 10K was filed: (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(r)) of the Company or any of its Subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents (as defined herein) but not so disclosed in the SEC Documents, other than (with respect to each of (i) through (ix) above) which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect. The Company has furnished to Buyer true, correct


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               and complete copies of the Company's Certificate of
               Incorporation, as amended and as in effect on the date hereof (together with any certificate of designations of any outstanding series of preferred stock of the Company, the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto.

          (q) INDEBTEDNESS AND OTHER CONTRACTS. Neither the Company nor any of its subsidiaries (i) except as disclosed in the financial statements included in the Prior 10K and each Quarterly Report on Form 10-Q filed by the Company since the filing of the Prior 10K (including the notes thereto), has any outstanding Indebtedness (as defined below), (ii) except as disclosed in the Prior 10K and each Quarterly Report on Form 10-Q filed by the Company since the filing of the Prior 10K, is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (r) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except (i) as disclosed under Item 3 ("Legal Proceedings") of the Company's Prior 10-K or (ii) such as are not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (s) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          (t) EMPLOYEE RELATIONS. (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters.

               (i) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (u) TITLE. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except (i) mortgages on the Company's manufacturing facility in Northern Ireland, (ii) assets pledged under security agreements between the Company and Berg & Berg Enterprises, LLC and/or its affiliates, (iii) liens for taxes not yet delinquent, (iv) mechanics' and materialmen's liens (and other similar liens), and liens under operating and similar agreements, to the extent the same relate to expenses incurred in the ordinary course of business and that are not yet due, (v) that are routine Governmental Approvals, or (vi) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Except as disclosed under
               Item 2 ("Properties") in the Prior 10K, neither the Company nor any of its Subsidiaries owns any real property. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (v) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. None of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement, except for those which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company does not have any knowledge, of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights except such as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company does not have any knowledge of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

          (w) ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and
               (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          (x) SUBSIDIARY RIGHTS. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its material Subsidiaries as owned by the Company or such Subsidiary.

          (y) TAX STATUS. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (z) INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.

          (aa) SARBANES-OXLEY ACT. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have a Material Adverse Effect.

          (bb) REGISTRATION STATEMENT.

               (i) The Company has filed with the SEC, on August 17, 2001, a "shelf" registration statement on Form S-3 under the 1933 Act, and the rules and regulations of the SEC promulgated thereunder (the "RULES AND REGULATIONS"). Such registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the 1933 Act, is hereinafter referred to as the "REGISTRATION STATEMENT". The Registration Statement was declared effective by the SEC on August 17, 2001, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the SEC. The Company proposes to file the Prospectus (as defined below) with the SEC pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus Supplement, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, along with the Prospectus included as part of the Registration Statement (as updated through the date hereof) is hereinafter referred to as the "PROSPECTUS," except that if any revised prospectus or prospectus supplement shall be provided by the Company prior to the Closing Date for use in connection with the offering and sale of the Common Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided for such use. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the last to occur of the effective date of the Registration Statement, the date of Prospectus, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

               (ii) Upon the filing or first delivery to the Buyer of the
                    Prospectus, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) contained and will contain all statements which are required to be stated therein in accordance with the 1933 Act and the Rules and Regulations, complied and will comply in all material respects with the 1933 Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading. The Company has not distributed any offering material in connection with the offering and sale of the Common Shares, other than the Registration Statement and the Prospectus.

          (cc) LISTING.

               (i) The offer and sale of the Common Shares by the Company to the Buyer at the Closing will be made pursuant to the Registration Statement and the Prospectus, and will comply in all material respects with the requirements of the 1933 Act, the 1934 Act and the rules and regulations promulgated thereunder.

               (ii) The Company's Common Stock is registered pursuant to Section
                    12(g) of the 1934 Act and is listed on the Principal Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the 1934 Act or de-listing the Common Shares from the Principal Market, nor to the Company's knowledge is the National Association of Securities Dealers, Inc., currently contemplating terminating such listing. The Company has not, in the 12 months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market and no shareholder approval is required for the Company to fulfill its obligations under this Agreement.

                    The Company and the Common Shares meet the criteria for continued listing and trading on the Principal Market.

     4.   COVENANTS.

          (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

          (b) REPORTING STATUS. Until the date on which Buyer shall have sold all of the Common Shares (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          (c) USE OF PROCEEDS. The Company will use the proceeds from the sale of the securities for working capital purposes and not for the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries.

          (d) LISTING. The Company shall promptly secure the listing of all of the Purchased Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing of all Purchased Shares from time to time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
               Section 4(e).

          (e) FEES. Subject to Section 7 below at the Closing, the Company shall pay a nonaccountable expense allowance of $20,000 to Riverview Group, LLC (a Buyer) or its designees, which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with claim relating to any such payment. Except as otherwise set forth in this Agreement or in the Registration Rights Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to Buyer.

          (f) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. As soon as practicable on the first Business Day following the execution and delivery of this Agreement, the Company shall issue a press release reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., New York Time, on the second Business Day following the execution and delivery of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act, and attaching this

               Agreement (and all schedules to this Agreement) as an exhibit to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, Buyer shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide Buyer with any material nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of Buyer. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company (although the consent of such Buyer shall not be required) in connection with any such press release or other public disclosure prior to its release).

          (g) CONDUCT OF BUSINESS. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

     5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Common Shares to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

          (a) Buyer shall have executed this Agreement and delivered the same to the Company.

          (b) Buyer shall have delivered to the Company the Purchase Price for the Common Shares being purchased by Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (c) The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations; and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date. The Company shall have received a certificate, executed by an authorized representative, dated as of the Closing Date, to the foregoing effect in the form attached hereto as EXHIBIT A.

     6.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

     The obligation of Buyer hereunder to purchase the Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have executed and delivered to Buyer (i) the Agreement and (ii) the Common Shares being purchased by Buyer at the Closing pursuant to this Agreement.

          (b) Buyer shall have received the opinion of Akin Gump Strauss Hauer & Feld LLP, the Company's counsel, dated as of the Closing Date, in substantially the form of EXHIBIT B attached hereto.

          (c) The Company shall have delivered to Buyer a certificate evidencing the incorporation and good standing of the Company and of Valence Technology (Nevada), Inc., in each such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten (10) days of the Closing Date.

          (d) The Company shall have delivered to Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State of the State of Texas as of a date within ten (10) days of the Closing Date.

          (e) The Company shall have delivered to Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

          (f) The Company shall have delivered to Buyer a certificate, executed by an Assistant Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to Buyer (the "RESOLUTIONS"), (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as EXHIBIT C.

          (g) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer in the form attached hereto as EXHIBIT D.

          (h) The Company shall have delivered to Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

          (i) The Common Stock (A) shall be designated for quotation or listed on the Principal Market and (B) shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum listing maintenance requirements of the Principal Market.

          (j) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares.

          (k) The Company shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

     7. TERMINATION. In the event that the Closing shall not have occurred with respect to Buyer on or before five (5) Business Days from the date hereof due to the Company's or Buyer's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; PROVIDED, HOWEVER, if this Agreement is terminated pursuant to this Section 7, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(e) above.

     8.   MISCELLANEOUS.

          (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between Buyer, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Buyer. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by this Agreement except as set forth in this Agreement.

          (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

        If to the Company:

               Valence Technology, Inc.
               Bridge Point Parkway, Suite 415
               Austin, Texas  78730
               Telephone:    (512) 527-2900
               Facsimile:    (512) 527-2910
               Attention:    President and CEO
        with a copy to:

               Akin Gump Strauss Hauer & Feld LLP
               2029 Century Park East, 24th Floor
               Los Angeles, California  90067
               Telephone:    (310) 229-1000
               Facsimile:    (310) 229-1001
               Attention:    C.N. Franklin Reddick, III, Esq.


     If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change with a copy (for informational purposes) to Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Facsimile: (212) 593-5955, Telephone:(212) 756-2376, Attention: Eleazer Klein, Esq. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

          (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

          (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          (i) SURVIVAL. Unless this Agreement is terminated under Section 7, the representations and warranties of the Company and Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k)  INDEMNIFICATION.

               (i) In consideration of Buyer's execution and delivery of the Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under the Agreement, the Company shall defend, protect, indemnify and hold harmless Buyer and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any material inaccuracy of any representation or warranty made by the Company in this Agreement, (b) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by Buyer pursuant to Section 4(f), or (iv) the status of Buyer as an investor in the Company (other than in connection with any action such Buyer may have taken or may have failed to taken). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

               (ii) Promptly after receipt by an Indemnitee under this Section
                    8(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding involving an Indemnified Liability, such Indemnitee shall, if a claim for an Indemnified Liability is to be made against the Company under this Section 8(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however that the Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel to be for such Indemnitee to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnitee would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or claim for Indemnified Liabilities by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim, or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation related thereto. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this
                    Section 8(k), except to the extent that the Company is prejudiced in its ability to defend such action. The indemnification required by this Section 8(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

               (l) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (m) REMEDIES. Buyer shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to Buyer. The Company therefore agrees that Buyer shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

               (n) PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to Buyer hereunder or Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                            COMPANY:


                                            VALENCE TECHNOLOGY, INC.


                                            By: /s/  Kevin Mischnick
                                            ------------------------------------
                                            Name:  Kevin Mischnick
                                            Title: Vice President of Finance

                                            BUYER:


                                            RIVERVIEW GROUP, LLC


                                            By: /s/ Terry Feeney
                                            ------------------------------------
                                            Name:  Terry Feeney
                                            Title: Authorized Signatory


                               SCHEDULE OF BUYERS


               (1)                   (2)               (3)        (4)            (5)

                                                    AGGREGATE
                                                    PURCHASE   AGGREGATE        LEGAL
                                                    PRICE OF   NUMBER OF  REPRESENTATIVE'S
                                                    PURCHASED  PURCHASED     ADDRESS AND
              BUYER         ADDRESS AND FACSIMILE    SHARES    SHARES     FACSIMILE NUMBER
-------------------------------------------------------------------------------------------------------------
       Riverview Group LLC  666 Fifth Avenue      $7,500,000  2,475,248    Schulte Roth & Zabel LLP
                            New York, New York                             919 Third Avenue
                            Attention:  Manager                            New York, New York 10022
                            Facsimile: (212)841-4141                       Attention: Eleazer Klein, Esq.
                            Telephone: (212)841-4100                       Facsimile: (212) 593-5955
                            Residence:  New York                           Telephone: (212) 756-2376


                                    EXHIBITS

Exhibit A      Form of Buyer's Officer's Certificate
Exhibit B      Opinion of Company's Counsel
Exhibit C      Form of Company's Secretary's Certificate
Exhibit D      Form of Seller's Officer's Certificate